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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2007

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                 0-10783                 75-1590407
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    (State or other jurisdiction      (Commission             (IRS Employer
          of incorporation)            File Number)        Identification No.)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
year.

         On December 31, 2007, the Board of Directors of BSD Medical Corporation (the "Company") adopted an amendment to Sections 1, 4 and 5 of Article VIII of the Company's Bylaws to clarify the Company's ability to issue and transfer uncertificated shares. These amendments were made in response to recent amendments to the American Stock Exchange ("AMEX") rules which require securities listed on AMEX to be eligible to participate in the direct registration system, or DRS.

         A copy of the amendment to the Bylaws is attached as Exhibit 3.1 to this report and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

         3.1      Amendment to the Bylaws of BSD Medical Corporation.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2008

                                        BSD MEDICAL CORPORATION

                                        By:      /s/ Hyrum A. Mead
                                                 ------------------
                                        Name:    Hyrum A. Mead
                                        Title:   President and Chief Executive
                                                 Officer













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                                  EXHIBIT INDEX

Exhibit No.         Description
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3.1                 Amendment to the Bylaws of BSD Medical Corporation












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